united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22718

Two Roads Shared Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246

(Address of principal executive offices) (Zip code)

Richard Malinowski, Gemini Fund Services, LLC.

4221 North 203rd Street, Suite 100, Elkhorn, Nebraska  68022

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 4/30

Date of reporting period: 4/30/20

ITEM 1. REPORTS TO SHAREHOLDERS.

Anfield Capital Diversified Alternatives ETF

DALT

April 30, 2020

Annual Report

Advised by:

Regents Park Funds, LLC

4041 MacArthur Blvd., Suite 155

Newport Beach, CA 92660

RegentsParkFunds.com

1-866-866-4848

Distributed by Northern Lights Distributors, LLC

Member FINRA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.RegentsParkFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically or to continue receiving paper copies of shareholder reports, which are available free of charge, by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

June 2020

Annual Letter to Shareholders of the Anfield Capital Diversified Alternatives ETF (DALT)

General Update

The fiscal year ended April 30th, 2020 was a mixed year for the Anfield Capital Diversified Alternatives ETF (“DALT”, “the Fund”). During this period, the Fund grew to $73 million in total assets under management, representing approximately 46% growth from April 2019’s $50 million. However, performance was mixed as the coronavirus-driven sell-off in February and March 2020 among other factors erased what was a very strong calendar 2019 for the Fund, which is discussed in further detail below.

For the twelve-month period ended April 30th, 2020, DALT lost 21.60% on a total return basis, net of fees, while the MSCI AC World Index (ACWI) fell 4.96% and the Bloomberg Barclays Global Aggregate Bond Index (Global Agg) rose 6.56%. A 50% / 50% blend of the MSCI AC World Index and the Bloomberg Barclays Global Aggregate Bond Index rose approximately 0.80% over this same time period.

DALT had a very strong calendar 2019, returning 19.30% after fees, ranking in the top 5% of its peer group (Multialternative Morningstar peer group; 308 funds in 2019) according to Morningstar, although past performance is not a guarantee of future results. Calendar year 2019 performance was solid across the different portfolio allocations, with frontier technology, real estate, and business development companies / private equity (BDC / PE) leading the way.

Coronavirus Performance Update

However, with the outbreak of the coronavirus in China, spreading to the US and the rest of the world in early 2020, markets became increasingly volatile and saw the S&P 500 fall from its peak of 3,386.15 on February 19th to a 2020 low of 2,237.40 on March 23rd, a fall of 33.92%, according to data from Bloomberg. The ACWI fell from 579.87 to 384.04 over the same period, a drop of 33.77%. Over this same period, DALT fell from 10.67 to 5.88, a decline of 44.89% (gross of dividends), well in excess of the S&P 500’s and the ACWI’s declines. Several of DALT’s alternative sector allocations, which performed extremely well in 2019, dramatically underperformed during this same time period (peak to trough data below covers February 19th through March 23rd, 2020). This includes sectors such as:

●	BDCs / PE – Liquid BDCs and private equity funds sold off sharply during the market drop. For example, the Wilshire BDC Total Return Index fell 57.15%. Similarly, the PE giant Blackstone Group saw its publicly traded stock fall 42.57%

●	Real Estate – The Dow Jones US Real Estate fell 41.66%, while the largest US REIT ETF, the Vanguard US REIT ETF (VNQ), dropped 42.84% from peak to trough

●	Alternative Credit – Several alternative credit closed-end funds (CEF) that DALT held during this period sold off sharply, including the PIMCO Corporate & Income Strategy Fund (PCN) and the PIMCO Income Opportunity Fund (PKO), which fell 50.30% and 48.94% from peak to trough, respectively. Part of the decline in these asset values was due to the inherent leverage in the CEF structure

Portfolio Update and Current Positioning

In light of the price volatility that DALT exhibited during the coronavirus sell-off period, the portfolio management team took several steps to try and reduce the risk in the portfolio while also maintaining positions that have strong potential for future upside and price appreciation, although past performance is no guarantee of future results. Actions taken in March and April include:

●	Reducing exposure to BDCs / PE in both March and April. The positions that remain in the portfolio consist of larger, more seasoned companies such as Blackstone and Ares Capital Corporation. Positions that were sold include Golub Capital BDC and New Mountain Finance Corporation

●	Reducing exposure to real estate in March and April. The team believes that in good times, real estate tends to be less correlated with the market; however, during periods of extreme market distress, real estate can become “over-correlated” to equity markets with more dramatic price swings. In addition, in mid-May, the portfolio management team completely exited its broad US REIT exposure—expressed through VNQ—in favor of American Tower (AMT) and Crown Castle International (CCI). This trade was implemented because of the belief that AMT and CCI are better positioned to weather the current crisis than the broad real estate sector, as their focus is on wireless communications, broadcast towers, and other wireless-related infrastructure. Beyond the immediate impacts of COVID-19, these two REITs will likely benefit from the secular trend of wireless and telecom growth, including the transition to 5G both domestically and globally

●	Increasing exposure to what tend to be lower volatility, lower risk positions. When exiting higher volatility positions such as BDCs / PE and real estate, the proceeds were rebalanced into what we believe to be lower risk positions that performed better during the sell-off to help hedge the downside risk, although past performance is not a guarantee of future performance. In addition, a portion of the proceeds was spent purchasing out of the money puts on the S&P 500 in an attempt to further hedge downside risk in the event of another downturn in the markets. Lastly, in mid-May, the portfolio management team also increased its allocation to the ProShares Long Online / Short Stores ETF (CLIX), which the Fund has held for over a year

Despite what we believe to be a material de-risking based upon historic volatility statistics that took place in the portfolio in March and April, DALT saw a very strong rebound from March 23rd to April 30th. For this period, DALT returned 31.81% after fees according to Bloomberg. Over the same time period, the S&P 500 returned 30.38% while the ACWI returned 24.60%. Although DALT still underperformed these two indices over the fiscal year in question, we are pleased with the strong rebound despite what we see as a de-risking of the portfolio. We believe markets have still yet to parse the full financial and economic impacts of coronavirus, and thus we have taken a conservative posture within the portfolio while still holding positions we believe have potential upside.

Principal Investment Strategy

DALT is an actively managed ETF and seeks to achieve its investment objective (growth and income) by investing primarily in alternative asset classes and securities that represent sectors, market segments or asset classes that do not represent the general investment universe. The Fund will implement this strategy primarily through investments in unaffiliated ETFs, closed-end funds, business development companies and real estate investment trusts. The market segments and alternative sectors represented in these securities will typically have a lower correlation to the general equity and fixed income markets and whose performance and volatility is affected by factors different from those that determine the general direction of the equity and fixed income markets.

Alternative sectors and asset class categories may include but are not limited to:

●	Frontier technology companies at the forefront of major technical innovations

●	Companies in frontier markets or involved in infrastructure development and resource exploitation

●	Traditional alternatives such as real estate, private equity, private debt, and hedge funds

●	Energy and commodity related securities

●	Long and short volatility strategies & multi-asset / market neutral

On behalf of the entire staff at Anfield Capital Management and Regents Park Funds, we thank you for your continued support.

David Young, CFA

CEO & Founder

The views in this report are those of the Fund’s management. This report contains certain forward-looking statements about factors that may affect the performance of the Fund in the future. These statements are based on the Fund’s management’s predictions and expectations concerning certain future events such as the performance of the economy as a whole and of specific industry sectors. Management believes these forward-looking statements are reasonable, although they are inherently uncertain and difficult to predict.

[4542-NLD-5/19/2020]

Anfield Capital Diversified Alternatives ETF
PORTFOLIO REVIEW (Unaudited)
April 30, 2020

The Fund’s performance figures(*) for the periods ended April 30, 2020, compared to its benchmarks:

		Since
	One Year	Inception ****
Anfield Capital Diversified Alternatives ETF - NAV	(21.60)%	(6.28)%
Anfield Capital Diversified Alternatives ETF - Market Price	(21.24)%	(6.19)%
Bloomberg Barclays Global Aggregate Bond Index **	6.56%	3.24%
MSCI All Country World Equity Index ***	(4.96)%	2.30%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods less than one year are not annualized. The Fund’s adviser has contractually agreed to reduce the Fund’s fees and/or absorb expenses of the Fund until at least September 30, 2020 to ensure that total annual Fund operating expenses after fee waiver and reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation expenses) will not exceed 1.30% of average daily net assets. The Fund’s total annual operating expenses after fee waiver and expense reimbursement is 3.23% and without waiver or reimbursement the gross expenses and fees is 3.28%, per the most recent prospectus dated August 31, 2019. This agreement may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the adviser. These fee waivers and expense reimbursements are subject to possible recapture from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recapture can be achieved without exceeding the lover of the foregoing expense limits as well as any expense limitation that was in place at the time the waiver or reimbursement was made. Please review the Fund’s most recent prospectus for more detail on the expense waiver.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing exchange traded fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

**	The Bloomberg Barclays Global Aggregate Bond Index is a flagship measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers. The Fund’s portfolio holdings may differ significantly from the securities held in the Index, and unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. Investors may not invest directly in an index.

***	The MSCI All Country World Equity Index is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world. The index is maintained by Morgan Stanley Capital International (MSCI), and is comprised of stocks from both developed and emerging markets. The Fund’s portfolio holdings may differ significantly from the securities held in the Index, and unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. Investors may not invest directly in an index.

****	As of the close of business on the day of commencement of trading on September 29, 2017.

Comparison of the Change in Value of a $10,000 Investment

Anfield Capital Diversified Alternatives ETF
PORTFOLIO REVIEW (Unaudited) (Continued)
April 30, 2020

Portfolio Composition as of April 30, 2020:

Top 10 Holdings by Industry/Asset Class	Percentage of Net Assets
Closed-End Funds	28.4%
Preferred	13.7%
Financials	10.9%
Healthcare	5.7%
Index Related	5.1%
Real Estate	4.7%
Listed Business Development Companies	4.3%
Emerging Markets	3.7%
Precious Metals	3.7%
Equity Hedge Diversified	2.9%
Other Assets Less Liabilities	16.9%
100.0%

Please refer to the Schedule of Investments in this Annual Report for a detailed analysis of the Fund’s holdings.

Anfield Capital Diversified Alternatives ETF
SCHEDULE OF INVESTMENTS
April 30, 2020

Shares		Fair Value

	COMMON STOCKS - 15.2%
	FINANCIALS - 10.9%
154,699	Blackstone Group LP	$8,081,476

	LISTED BUSINESS DEVELOPMENT COMPANIES - 4.3%
244,894	Ares Capital Corp.	3,144,439

	TOTAL COMMON STOCKS (Cost $10,691,435)	11,225,915

	CLOSED-END FUNDS - 28.4%
89,676	AllianzGI Equity & Convertible Income Fund	1,849,119
514,856	Eaton Vance Tax-Managed Buy-Write Opportunities Fund	6,929,962
701	First Trust Energy Infrastructure Fund	7,396
378,075	Flaherty & Crumrine Preferred & Income Securities Fund, Inc.	7,391,366
342,292	Oxford Lane Capital Corp.	1,701,191
105,290	PIMCO Corporate & Income Strategy Fund	1,564,609
72,094	PIMCO Income Opportunity Fund	1,503,160
	TOTAL CLOSED-END FUNDS (Cost $21,790,265)	20,946,803

	EXCHANGE TRADED FUNDS - 55.5%
	BROAD MARKET - 2.3%
20,584	iShares Edge MSCI USA Size Factor ETF	1,669,980

	CONSERVATIVE ALLOCATION - 2.0%
109,986	Amplify High Income ETF	1,493,610

	EMERGING MARKETS - 3.7%
78,680	Emerging Markets Internet and Ecommerce ETF	2,748,292

	EQUITY HEDGE DIVERSIFIED - 2.9%
54,297	First Trust Exchange-Traded Fund III-First Trust Long/Short Equity ETF	2,156,677

	FIXED INCOME EMERGING MARKET - 2.3%
16,697	iShares JP Morgan USD Emerging Markets Bond ETF	1,678,048

	HEALTHCARE - 5.7%
38,855	Invesco Dynamic Biotechnology & Genome ETF	2,069,122
31,163	iShares Global Healthcare ETF	2,112,851
		4,181,973
	INDEX RELATED - 5.1%
62,802	IndexIQ ETF Trust - IQ Hedge Multi-Strategy Tracker ETF	1,843,239
36,483	SPDR Bloomberg Barclays Convertible Securities ETF	1,941,990
		3,785,229
	LARGE-CAP - 2.5%
11,000	AdvisorShares STAR Global Buy-Write ETF	337,874
88,713	Invesco S&P 500 BuyWrite ETF	1,540,945
		1,878,819
	MATERIALS - 2.4%
30,941	iShares Global Materials ETF	1,739,528

	PRECIOUS METALS - 3.7%
14,638	Aberdeen Standard Physical Palladium Shares ETF *	2,703,346

See accompanying notes to financial statements.

Anfield Capital Diversified Alternatives ETF
SCHEDULE OF INVESTMENTS (Continued)
April 30, 2020

Shares					Fair Value

	EXCHANGE TRADED FUNDS - 55.5% (Continued)
	PREFERRED - 13.7%
291,462	iShares Preferred & Income Securities ETF				$10,099,158

	REAL ESTATE - 4.7%
45,354	Vanguard Real Estate ETF				3,451,893

	RETAIL - 1.7%
18,558	ProShares Long Online/Short Stores ETF *				1,216,662

	TECHNOLOGY - 2.8%
32,921	First Trust Cloud Computing ETF				2,059,209

	TOTAL EXCHANGE TRADED FUNDS (Cost $40,443,166)				40,862,424

Contracts **		Counterparty	Expiration Date - Exercise Price	Notional Value	Fair Value

	PUT OPTIONS PURCHASED - 0.0%
400	SPDR S&P 500 ETF Trust	Interactive Broker	5/15/2020 - $220	$8,000,000	$8,000
100	SPDR S&P 500 ETF Trust	Interactive Broker	5/15/2020 - $230	2,300,000	3,000
100	SPDR S&P 500 ETF Trust	Interactive Broker	5/15/2020 - $235	2,350,000	3,600
100	SPDR S&P 500 ETF Trust	Interactive Broker	5/15/2020 - $240	2,400,000	4,600
	TOTAL PUT OPTIONS PURCHASED (Cost $912,968)				19,200

	TOTAL INVESTMENTS - 99.1% (Cost $73,837,834)				$73,054,342
	OTHER ASSETS LESS LIABILITIES - 0.9%				650,887
	NET ASSETS - 100.0%				$73,705,229

ETF - Exchange Traded Fund

LP - Limited Partnership

*	Non-income producing securities.

**	Each contract is equivalent to 100 shares of the underlying common stock.

See accompanying notes to financial statements.

Anfield Capital Diversified Alternatives ETF
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2020

ASSETS
Investment securities:
At cost	$73,837,834
At fair value	$73,054,342
Cash	117,448
Deposits at broker	542,810
Dividends receivable	60,635
Receivable for fund shares sold	7,616
Prepaid expenses and other assets	1,579
TOTAL ASSETS	73,784,430

LIABILITIES
Investment advisory fees payable	36,845
Payable to related parties	4,432
Accrued expenses and other liabilities	37,924
TOTAL LIABILITIES	79,201
NET ASSETS	$73,705,229

Net Assets Consist Of:
Paid in capital (a)	$89,982,002
Accumulated losses	(16,276,773)
NET ASSETS	$73,705,229

Net Asset Value Per Share:
Shares:
Net Assets	$73,705,229
Shares of beneficial interest outstanding (a)	9,600,000

Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$7.68

(a)	Unlimited number of shares of beneficial interest authorized, no par value.

See accompanying notes to financial statements.

Anfield Capital Diversified Alternatives ETF
STATEMENT OF OPERATIONS
For the Year Ended April 30, 2020

INVESTMENT INCOME
Dividends	$3,779,937
Interest	5,064
TOTAL INVESTMENT INCOME	3,785,001

EXPENSES
Investment advisory fees	526,880
Legal fees	42,948
Administrative services fees	40,304
Printing and postage expenses	23,674
Compliance officer fees	21,347
Audit fees	20,499
Custodian fees	20,042
Trustees’ fees and expenses	13,818
Transfer agent fees	12,523
Insurance expense	5,673
Other expenses	8,868
TOTAL EXPENSES	736,576

Plus: previously waived fees recaptured by the Advisor	100,343
NET EXPENSES	836,919

NET INVESTMENT INCOME	2,948,082

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss from investments	(14,808,544)
Net realized loss from redemptions in-kind	(1,084,665)
Distributions of realized gain by underlying investment companies	15,412
Net realized loss from futures contracts	(346,861)
Net change in unrealized depreciation on investments and options purchased	(2,147,154)
Net change in unrealized appreciation on futures contracts	5,588
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(18,366,224)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(15,418,142)

See accompanying notes to financial statements.

Anfield Capital Diversified Alternatives ETF
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	April 30, 2020	April 30, 2019
FROM OPERATIONS
Net investment income	$2,948,082	$1,313,335
Net realized loss from investments	(14,808,544)	(985,356)
Net realized gain (loss) from redemptions in-kind	(1,084,665)	95,630
Distributions of realized gains by underlying investment companies	15,412	21,554
Net realized loss from futures contracts	(346,861)	(20)
Net change in unrealized appreciation (depreciation) on investments and options purchased	(2,147,154)	2,250,595
Net change in unrealized appreciation (depreciation) on futures contracts	5,588	(5,588)
Net increase (decrease) in net assets resulting from operations	(15,418,142)	2,690,150

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid	(2,490,263)	(1,238,228)
Return of capital	(529,732)	—
Net decrease in net assets from distributions to shareholders	(3,019,995)	(1,238,228)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	60,569,933	25,265,770
Payments for shares redeemed	(18,645,342)	(1,921,262)
Net increase in net assets from shares of beneficial interest	41,924,591	23,344,508

TOTAL INCREASE IN NET ASSETS	23,486,454	24,796,430

NET ASSETS
Beginning of Year	50,218,775	25,422,345
End of Year	$73,705,229	$50,218,775

SHARE ACTIVITY
Shares Sold	7,075,000	2,550,000
Shares Redeemed	(2,375,000)	(200,000)
Net increase in shares from beneficial interest outstanding	4,700,000	2,350,000

See accompanying notes to financial statements.

Anfield Capital Diversified Alternatives ETF
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year or Period Presented

	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	April 30, 2020	April 30, 2019	April 30, 2018 (a)

Net asset value, beginning of year/period	$10.25	$9.97	$10.00
Activity from investment operations:
Net investment income (b)	0.43	0.36	0.17
Net realized and unrealized gain (loss) on investments	(2.56)	0.05	(0.02)
Total from investment operations	(2.13)	0.41	0.15
Less distributions from:
Net investment income	(0.37)	(0.13)	(0.18)
Return of capital	(0.07)	—	—
Total distributions	(0.44)	(0.13)	(0.18)
Net asset value, end of year/period	$7.68	$10.25	$9.97
Market price, end of year/period	$7.70	$10.23	$9.97
Total return (c)(d)	(21.60)%	6.30%	0.96	% (e)(f)
Market Price Total return (c)(d)	(21.24)%	6.07%	0.86	% (e)
Net assets, end of year/period (000s)	$73,705	$50,219	$25,422
Ratio of gross expenses to average net assets (h)(k)	1.11%	1.35%	2.13	% (g)
Ratio of net expenses to average net assets (j)(k)	1.26%	1.30%	1.30	% (g)
Ratio of net investment income to average net assets (i)	4.44%	3.64%	2.83	% (g)
Portfolio Turnover Rate (l)	109%	50%	0	% (e)

(a)	The Anfield Capital Diversified Alternatives ETF shares commenced operations on September 28, 2017.

(b)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(c)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of the year/period. Distributions are assumed, for the purpose of this calculation, to be reinvested at the ex-dividend date net asset value per share on their respective payment dates. Total return would have been lower or higher absent the fee waiver/expense reimbursement or recapture, respectively.

(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Not annualized.

(f)	Represents total return based on net asset values per share from commencement of investment operations on September 28, 2017 through April 30, 2018. Total return based on net asset value per share, as of the close of business on the day of commencement of trading on the BATS on September 29, 2017 through April 30, 2018 was 0.96%.

(g)	Annualized.

(h)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements/recapture by the Adviser.

(i)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(j)	Represents the ratio of expenses to average net assets inclusive of fee waivers and/or expense reimbursements/recapture by the Advisor.

(k)	Does not include the expenses of other investment companies in which the fund invests.

(l)	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.

See accompanying notes to financial statements.

Anfield Capital Diversified Alternatives ETF
NOTES TO FINANCIAL STATEMENTS
April 30, 2020

(1)	ORGANIZATION

The Anfield Capital Diversified Alternatives ETF (the “Fund”) is a series of shares of beneficial interest of the Two Roads Shared Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on June 8, 2012, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund commenced operations on September 28, 2017. The Fund is an actively managed exchange traded fund (“ETF”) that is a fund of funds. The Fund’s investment objective is to seek to provide capital growth and income. It seeks to achieve its investment objective by investing primarily in alternative asset classes and securities that represent sectors, market segments or asset classes that do not represent the general investment universe.

(2)	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (’‘GAAP”), and require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase may be valued at amortized cost (which approximates fair value). Futures contracts listed for trading on a securities exchange or board of trade (whether domestic or foreign) for which market quotations are readily available shall be valued at the final settled price for the respective futures or futures options or, if no settled price is available, at the last sale price as of the close of business prior to the valuation time. Exchange traded options are valued at the last sale price or in the absence of a sale, at the mean between the current bid and ask prices. Investments in open-end investment companies are valued at net asset value.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The committee may also enlist third party consultants such a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to, as needed, attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Anfield Capital Diversified Alternatives ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2020

Fair Valuation Process – The applicable investments are valued collectively via inputs from each group within the fair value team. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument; factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Underlying Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). Investment companies are valued at their respective net asset values as reported by such investment companies. Open-end investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the open-end funds. The shares of many closed-end investment companies and ETFs, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or ETF purchased by the Fund will not change.

Exchange Traded Funds – The Fund may invest in ETFs, are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities in which it invests, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Exchange Traded Notes – The Funds may invest in exchange traded notes (“ETNs”). ETNs are a type of debt security that is linked to the performance of underlying securities. The risks of owning ETNs generally reflect the risks of owning the underlying securities they are designed to track. In addition, ETNs are subject to credit risk generally to the same extent as debt securities.

Time Deposits – Time deposits are issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the depositor on the date specified with respect to the deposit. Time deposits do not trade in the secondary market prior to maturity. However, some time deposits may be redeemable prior to maturity and may be subject to withdrawal penalties.

Anfield Capital Diversified Alternatives ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2020

Futures Contracts – The Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, foreign currencies, or commodities. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Fund was unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Fund segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the statement of assets and liabilities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Option Transactions – The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against risk. When the Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

In unusual circumstances, securities may be valued at their fair value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Board will review the fair value method in use for securities requiring a fair market value determination at least quarterly. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Anfield Capital Diversified Alternatives ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2020

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of April 30, 2020 for the Fund’s assets and liabilities measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$11,225,915	$—	$—	$11,225,915
Closed-End Funds	20,946,803	—	—	20,946,803
Exchange Traded Funds	40,862,424	—	—	40,862,424
Put Options Purchased	19,200	—	—	19,200
Total	$73,054,342	$—	$—	$73,054,342

The Fund did not hold any Level 3 securities during the period.

*	Refer to the Schedule of Investments for portfolio composition.

Impact of Derivatives on the Statements of Assets and Liabilities and Statements of Operations

The derivative instruments outstanding as of April 30, 2020 as disclosed in the Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Fund.

The following is a summary of the location of derivative investments on the Fund’s Statements of Assets & Liabilities as of April 30, 2020:

	Location of Derivative Statement of Assets
Derivative Investment Type	and Liabilities	Fair Value of Asset Derivative
Equity Options Purchased	Investments at Fair Value	$19,200
		$19,200

Anfield Capital Diversified Alternatives ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2020

The following is a summary of the location of derivative investments on the Fund’s Statements of Operations as of April 30, 2020:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity Futures Contracts	Net realized loss from futures contracts;
Net change in unrealized appreciation on futures contracts

Equity Options Purchased	Net change in unrealized depreciation on investments and options purchased

The following is a summary of the Fund’s realized loss and unrealized depreciation on derivative investments recognized in the Statements of Operations categorized by primary risk exposure for the year ended April 30, 2020:

Realized loss on derivatives recognized in the Statements of Operations

		Total for the
Derivative Investment Type	Equity Risk	Year Ended April 30, 2020
Futures contracts	$(346,861)	$(346,861)

Net change in unrealized appreciation (depreciation) on derivatives recognized in the Statements of Operations
		Total for the
Derivative Investment Type	Equity Risk	Year Ended April 30, 2020
Futures contracts	$5,588	$5,588
Options purchased	(893,768)	(893,768)

Security Transactions and Related Income

Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders

Ordinarily, dividends from net investment income, if any, are declared and paid annually by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders annually. Dividends from net investment income and distributions from net realized gains are recorded on ex-dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Anfield Capital Diversified Alternatives ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2020

Federal Income Taxes

The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax year ended April 30, 2018 to April 30, 2019, or expected to be taken in the Fund’s April 30, 2020 year-end tax returns. The Fund identified its major tax jurisdictions as U.S. Federal, Ohio and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses

Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification

The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund and Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

(3)	INVESTMENT TRANSACTIONS

For the year ended April 30, 2020, cost of purchases and proceeds from sales of portfolio securities (excluding in-kind transactions and short-term investments) for the Fund amounted to $46,426,897 and $52,653,085. For the year ended April 30, 2020, cost of purchases and proceeds from sales of portfolio securities for in-kind transactions, amounted to $65,622,896 and $18,304,992.

(4)	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Regents Park Funds, LLC serves as the Fund’s investment adviser (the “Adviser”). Pursuant to an Investment Advisory Agreement with the Fund, the Adviser, subject to the authority of the Board, is responsible for managing the day to day operations of the Fund, including: selecting the overall investment strategies; monitoring and evaluating Sub-Adviser (as defined below) performance; and providing related administrative services and facilities.

Anfield Group, LLC (“Anfield Group”), which is wholly owned by the David Young and Sandra G. Glain Family Trust, wholly owns the Adviser. As compensation for its services, the Fund pays to the Adviser an annual advisory fee (computed daily and paid monthly) at an annual rate of 0.80% of its average daily net assets. For the year ended April 30, 2020, the Fund incurred Advisory Fees of $526,880.

Anfield Capital Diversified Alternatives ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2020

The Adviser has engaged Anfield Capital Management, LLC (“Anfield” or the “Sub-Adviser”) to serve as Sub-Adviser to the Fund. Anfield Group owns a 92% majority interest in Anfield. The Sub-Adviser is an affiliate of the Adviser. The Sub-Adviser is responsible for selecting investments and assuring that investments are made in accordance with the Fund’s investment objective, policies and restrictions. The Adviser compensates the Sub-Adviser for its services from the management fees received from the Fund, which are computed and accrued daily and paid monthly and do not impact the financial statements of the Fund.

The Adviser, pursuant to an Expense Limitation Agreement (the “Agreement”) has contractually agreed to reduce the Fund’s fees and/or absorb expenses of the Fund until at least September 30, 2020 to ensure that total annual Fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), or extraordinary expenses such as litigation) will not exceed 1.30% of average daily net assets. This Agreement may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the Adviser. These fee waivers and expense reimbursements are subject to possible recapture from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recapture can be achieved without exceeding the lower of the foregoing expense limits as well as any expense limitation that was in place at the time the waiver or reimbursement was made. No recoupment amount will be paid to the Adviser in any fiscal quarter unless the Board has determined in advance that a recoupment is in the best interest of the Fund and its shareholders.

For the year ended April 30, 2020 the Adviser recaptured previously reimbursed fees in the amount of $100,343. As of April 30, 2020 all prior year waived fees have been recaptured.

The Trust, with respect to the Fund, has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay distribution fees to Northern Lights Distributors, LLC (the “Distributor” or “NLD”) and other firms that provide distribution and shareholder services (“Service Providers”). If a Service Provider provides these services, the Fund may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act.

No distribution or service fees are currently paid by the Fund and there are no current plans to impose these fees.

In the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in the Fund.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration and fund accounting services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration and fund accounting services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for servicing in such capacities.

BluGiant, LLC (“BluGiant”), BluGiant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, BluGiant receives customary fees from the Fund.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Anfield Capital Diversified Alternatives ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2020

On February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLD, NLCS and BluGiant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

(5)	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The Statement of Assets and Liabilities represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $76,452,981 for the Fund, and differs from market value by net unrealized appreciation (depreciation) which consisted of:

Gross unrealized appreciation:	$1,959,315
Gross unrealized depreciation:	(5,357,954)
Net unrealized depreciation:	$(3,398,639)

The tax character of Fund distributions paid for the fiscal years ended April 30, 2020 and April 30, 2019 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	April 30, 2020	April 30, 2019
Ordinary Income	$2,490,263	$1,227,453
Long-Term Capital Gain	—	—
Return of Capital	529,732	10,775
	$3,019,995	$1,238,228

As of April 30, 2020, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$(10,942,192)	$(1,935,942)	$—	$(3,398,639)	$(16,276,773)

The difference between book basis and tax basis undistributed net investment income/(loss), accumulated net realized gain/(loss), and unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales and adjustments for C-Corporation return of capital distributions.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $10,942,192.

At April 30, 2020, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$830,753	$1,105,189	$1,935,942

Anfield Capital Diversified Alternatives ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2020

Permanent book and tax differences, primarily attributable to tax adjustments for realized gain/(loss) on in-kind redemptions and adjustments for offering costs recaptured, resulted in reclassification for the Fund for the fiscal year ended April 30, 2020 as follows:

Paid
In	Accumulated
Capital	Earnings (Losses)
$(1,537,042)	$1,537,042

(6)	CAPITAL SHARE TRANSACTIONS

Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 25,000 shares. For purposes of US GAAP, in-kind redemption transactions are treated as a sale of securities and any resulting gains and losses are recognized based on the market value of the securities on the date of the transfer. Only Authorized Participants or transactions done through an Authorized Participant are permitted to purchase or redeem Creation Units from the Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per share of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances. In addition, the Fund may impose transaction fees on purchases and redemptions of Fund shares to cover the custodial and other costs incurred by the Funds in effecting trades. A fixed fee payable to the Custodian may be imposed on each creation and redemption transaction regardless of the number of Creation Units involved in the transaction (“Fixed Fee”). Purchases and redemptions of Creation Units for cash or involving cash-in-lieu are required to pay an additional variable charge to compensate the Fund and its ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge,” and together with the Fixed Fee, the “Transaction Fees”). Transactions in capital shares for the Fund are disclosed in the Statements of Changes in Net Assets.

The Transaction Fees for the Fund are listed in the table below:

Maximum Additional Variable Charge for
Fee for In-Kind and Cash Purchases	Cash Purchases*
$250	2.00%

*	The maximum Transaction Fee may be up to 2.00% of the amount invested.

(7)	PRINCIPAL INVESTMENT RISKS

The Fund’s investments in securities, financial instruments and derivatives expose it to various risks, certain of which are discussed below. Please refer to the Fund’s prospectus and statement of additional information for a full listing of risks associated with the Fund’s investments which include, but are not limited to: authorized participant concentration risk, BDC risk, commodity risk, common stock risk, convertible securities risk, cybersecurity risk, derivatives risk, emerging markets risk, energy risks, ETF structure risk, fluctuation of net asset value risk, foreign (non-U.S.) investment risk, forward and futures risk, gap risk, investment companies and ETF risk, leveraging risk, management risk, market risk, market events risk, newly-formed company risk, options risk, preferred stock risk, regulatory risk, REITs risk, small and medium capitalization stock risk, underlying fund risk and volatility risk.

Anfield Capital Diversified Alternatives ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2020

Investment Companies and ETFs Risks – When the Fund invests in other investment companies, including ETFs and closed-end funds, it will bear additional expenses based on its pro rata share of other investment company’s or ETF’ s operating expenses, including management fees in addition to those paid by the Fund. The risk of owning an investment company or ETF generally reflects the risks of owning the underlying investments held by the investment company or ETF. The Fund will also incur brokerage costs when it purchases and sells ETFs.

Underlying Fund Risk – Other investment companies including ETFs and closed-end funds (“Underlying Funds”) in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks, but the Sub-Adviser expects the principal investment risks of such Underlying Funds will be similar to the risks of investing in the Fund. Closed-end funds may also trade at a discount or premium to their NAV and may trade at a larger discount or smaller premium subsequent to purchase by the Fund.

Business Development Companies (“BDC”) Risk – BDCs have little or no operating history and may carry risks similar to those of a private equity or venture capital fund. BDC company securities are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value. A significant portion of a BDC’s investments are recorded at fair value as determined by its board of directors, which may create uncertainty as to the value of the BDC’s investments. Non-traded BDCs are illiquid and it may not be possible to redeem shares or to do so without paying a substantial penalty. Publicly-traded BDCs usually trade at a discount to their net asset value because they invest in unlisted securities and have limited access to capital markets. BDCs are subject to high failure rates among the companies in which they invest and federal securities laws impose restraints upon the organization and operations of BDCs that can limit or negatively impact the performance of a BDC.

Derivatives Risk – The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

ETF Structure Risks – The Fund is structured as an ETF and as a result is subject to the special risks, including:

●	Not Individually Redeemable. Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.

●	Trading Issues. Trading in Shares on the Cboe BZX Exchange, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. An active trading market for the Fund’s shares may not be developed or maintained. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.

Anfield Capital Diversified Alternatives ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2020

●	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly and you may pay more than NAV when buying Shares on the secondary market, and you may receive less than NAV when you sell those Shares. The market price of Shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that Shares may trade at a discount to NAV and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Fund’s investment results are measured based upon the daily NAV of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

●	In times of market stress, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of Fund shares and the Fund’s NAV.

●	The market price for the Fund’s shares may deviate from the Fund’s net asset value, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Fund shares than the Fund’s NAV, which is reflected in the bid and ask price for Fund shares or in the closing price.

●	When all or a portion of an ETFs underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be changes from the last quote of the closed market and the quote from the Fund’s domestic trading day, which could lead to differences between the market value of the Fund’s shares and the Fund’s NAV.

●	In stressed market conditions, the market for the Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s NAV.

Fluctuation of Net Asset Value Risk – The NAV of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the shares on the Exchange. The Fund’s Sub- Adviser cannot predict whether the shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. In addition, unlike conventional ETFs, the Fund is not an index fund. The Fund is actively managed and does not seek to replicate the performance of a specified index. Index based ETFs have generally traded at prices which closely correspond to NAV per share. Actively managed ETFs have a limited trading history and, therefore, there can be no assurance as to whether and/or the extent to which the Shares will trade at premiums or discounts to NAV.

Market Risk – Overall market risk may affect the value of individual instruments in which the Fund invests. The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Factors such as domestic and foreign (non-U.S.) economic growth and market conditions, real or perceived adverse economic or political conditions, inflation, changes in interest rate levels, lack of liquidity in the markets, volatility in the securities markets, adverse investor sentiment affect the securities markets and political vents affect the securities

Anfield Capital Diversified Alternatives ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2020

markets. Securities markets also may experience long periods of decline in value. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Local, state, regional, national or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and could result in decreases to the Fund’s net asset value. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on the Fund and its investments. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect Fund performance. A health crisis may exacerbate other pre-existing political, social and economic risks. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. On March 11, 2020, the World Health Organization announced that it had made the assessment that COVID-19 can be characterized as a pandemic. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, business and school closings, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The value of the Fund and the securities in which the Fund invests may be adversely affected by impacts caused by COVID-19 and other epidemics and pandemics that may arise in the future.

(8)	SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Two Roads Shared Trust and

the Shareholders of Anfield Capital Diversified Alternatives EFT

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Anfield Capital Diversified Alternatives ETF (the Fund) as of April 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the two years in the period then ended and for the period from September 28, 2017 (commencement of operations) through April 30, 2018 (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from September 28, 2017 (commencement of operations) through April 30, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2020, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of one or more Regents Park Funds, LLC’s investment companies since 2015.

Denver, Colorado

June 29, 2020

Anfield Capital Diversified Alternatives ETF
ADDITIONAL INFORMATION (Unaudited)
April 30, 2020

Approval of Advisory Agreement

Regents Park Funds, LLC and Anfield Capital Management, LLC for the Anfield Capital Diversified Alternatives ETF

At a meeting held on March 4-5, 2020 (the “Meeting”), the Board of Trustees (the “Board”) of Two Roads Shares Trust (the “Trust”), each of whom is not an “interested person” of the Trust (the “Independent Trustees” or the “Trustees”), as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered the reapproval of the investment advisory agreement (the “Advisory Agreement”) between Regents Park Funds, LLC (“Regents Park” or the “Adviser”) and the Trust, on behalf of Anfield Capital Diversified Alternatives ETF (“the Fund”) and the renewal of the sub-advisory agreement (the “Sub-Advisory Agreement” and with the Advisory Agreement, the “Agreements”) among Anfield Capital Management, LLC

(“Anfield” or the “Sub-Adviser”), Regents Park, and the Trust, on behalf of the Fund.

In connection with the Board’s consideration of the Agreements, the Board received written materials in advance of the Meeting, which included information regarding: (i) the nature, extent, and quality of services to be provided to the Funds by the Adviser and the Sub-Adviser; (ii) a description of the Adviser’s and the Sub-Adviser’s investment management personnel; (iii) an overview of the Adviser’s and the Sub-Adviser’s respective operations and financial condition; (iv) a description of the Adviser’s and the Sub-Adviser’s brokerage practices (including any soft dollar arrangements); (v) a comparison of the Funds’ advisory fees and overall expenses with those of comparable mutual funds; (vi) the anticipated level of profitability from the Adviser’s and the Sub-Adviser’s fund-related operations; (vii) the Adviser’s and the Sub-Adviser’s compliance policies and procedures, including policies and procedures for personal securities transactions, business continuity and information security and (viii) information regarding the performance record of the Fund as compared to other mutual funds with similar investment strategies.

Throughout the process, including at the meeting, the Board had numerous opportunities to ask questions of and request additional materials from the Adviser and the Sub-Adviser. During the Meeting, the Board was advised by, and met, in executive session with, the Board’s independent legal counsel, and received a memorandum from such independent counsel regarding their responsibilities under applicable law. The Board also noted that the evaluation process with respect to the Adviser and the Sub-Adviser was an ongoing one and that in this regard, the Board took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Adviser and the Sub-Adviser.

Matters considered by the Board in connection with its approval of the Agreements included, among others, the following:

Nature, Extent and Quality of Services. The Board reviewed materials provided by Regents Park related to the Advisory Agreement with respect to the Fund, including: the Advisory Agreement; a description of the manner in which investment decisions are made and executed; an overview of the personnel that perform services for the Fund and their background and experience; a review of the financial condition of Regents Park; information regarding risk management processes and liquidity management; the compliance policies and procedures of Regents Park, including its business continuity and cybersecurity policies and a Code of Ethics that contained provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b); Regent Park’s use of an outside compliance consultant; information regarding Regents Park’s compliance and regulatory history; and an independent report prepared by Broadridge analyzing the performance record, fees and expenses of the Fund as compared to those of a peer group of other mutual funds with similar investment strategies as selected by Broadridge. The Board also noted that on a regular basis it received and reviewed information from the Trust’s CCO regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, which included evaluating the regulatory compliance systems of the Adviser and procedures reasonably designed to ensure compliance with the federal securities laws. The Board also considered the Adviser’s policies and procedures relating to business continuity and cybersecurity, including the

Anfield Capital Diversified Alternatives ETF
ADDITIONAL INFORMATION (Unaudited) (Continued)
April 30, 2020

review and evaluation of the Trust’s CCO of these policies and procedures. The Board took into account that both Regents Park and Anfield are affiliates under common control and share many key personnel with each other, and considered the differing functions of each firm with respect to managing either operations and/or portfolio management for various funds of the Trust, , including whether this presented any potential conflicts of interest for such funds.

The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including entrepreneurial risk and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to the Fund. The Board also considered that Regents Park acted as the investment adviser to the Fund and retained the Sub-Adviser to manage day-to day investment decisions of the Fund. The Board considered the oversight and supervisory role performed by Regents Park for each of the Fund, and noted that Regents Park generally provided management, compliance and operational support to the Fund, and had formed a Sub-Adviser Oversight Committee to accomplish these functions. The Board considered that Regents Park received daily reports from the Sub-Adviser in connection with its oversight of the Sub-Adviser. In addition, the Board considered its familiarity with Regents Park’s personnel obtained from the Board’s oversight of the Fund and of other funds in the Trust advised by Regents Park, as well as the affiliation between Regents Park and Anfield and any potential conflicts of interest with Anfield.

In considering the nature, extent, and quality of the services provided by Regents Park, the Board also took into account its knowledge, acquired through discussions and reports during the preceding year and in past years, of Regents Park’s management and the quality of the performance of its duties. The Board concluded that the management of Regents Park had the skills, experience and sophistication necessary to effectively oversee the Sub-Adviser and concluded that Regents Park had sufficient quality and depth of personnel, resources, and compliance policies and procedures for performing its duties and that the nature, overall quality and extent of the services provided by Regents Park were satisfactory and reliable.

The Board reviewed materials provided by Anfield related to the Sub-Advisory Agreement with respect to the Fund including: the Sub-Advisory Agreement; a description of the manner in which investment decisions are made and executed; an overview of the personnel that perform services for the Fund and their background and experience; a summary of the financial condition of the Sub-Adviser; with respect to the Fund, a written report containing the Sub-Adviser’s performance commentary for the prior quarterly period; the Sub-Adviser’s compliance policies and procedures, including its business continuity and cybersecurity policies, a Code of Ethics containing provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b); information regarding risk management processes and liquidity management; an annual review of the operation of the Sub-Adviser’s compliance program; information regarding the Sub-Adviser’s compliance and regulatory history; and an independent report prepared by Broadridge, an independent third party data provider, analyzing the performance record of the Fund and the fees and expenses of the Fund as compared to other mutual funds with similar investment strategies, as applicable.

In considering the nature, extent, and quality of the services provided by Anfield in its capacity of a Sub-Adviser, the Board also took into account its knowledge, acquired through discussions and reports during the preceding year, including a written report containing Anfield’s performance commentary for the prior quarterly period; and in past years, of Anfield’s management and the quality of the performance of its duties. The Board noted that it had conducted a thorough review of Anfield’s operations over the course of the prior year, including with respect to its compliance functions, its audited financial condition and that Anfield had answered the Board’s inquiries sufficiently and that the Board was satisfied with Anfield’s operations. The Board observed that Anfield had an effective compliance program and had added compliance resources over the past year. The Board reviewed the background information on Anfield’s key personnel, taking into consideration their education and financial industry experience, and in particular their past fixed income experience. The Board concluded that Anfield had sufficient quality and depth of personnel, resources, investment methodologies and compliance policies and procedures to perform its duties under the Sub-Advisory Agreement with respect to the Fund and that the nature, overall quality and extent of the services provided by Anfield were satisfactory and reliable.

Anfield Capital Diversified Alternatives ETF
ADDITIONAL INFORMATION (Unaudited) (Continued)
April 30, 2020

Performance. In considering the Fund’s performance, the Board noted that it reviews information about the Fund’s performance results at its regularly scheduled meetings. Among other data, the Board considered the Fund’s performance as compared to a broad-based index and against a group of peer funds provided by Broadridge, an independent third-party data provider (the “Peer Group”). The Board noted that while it found the data provided by the independent third-party generally useful, it recognized its limitations, including in particular that data may vary depending on the selected end date and that the results of the performance comparisons may vary depending on the selection of the Peer Group. The Board also noted differences in the investment strategies of the Fund relative to its Peer Group.

The Board also took into account management’s discussion of the performance of the Fund, including the quarterly written report containing the Adviser’s performance commentary. The Board also noted that that the Adviser and Sub-Adviser were actively monitoring the performance of the Fund.

With respect to the Fund, the Board considered that Anfield is responsible for the day-to-day management of the Fund’s investment portfolio. Among other data, the Board considered the Fund’s performance for the one-year and since inception periods ended December 31, 2019 as compared to its Peer Group, Morningstar category (Multialternatives), benchmark index (MSCI World Growth Index). The Board considered that the Fund had outperformed the median of the Peer Group and Morningstar category and underperformed its benchmark for both the one-year period and since inception periods. The Board noted the Fund continues to display excellent risk-adjusted returns and has demonstrated good attention to downside risk. The Board also noted the Adviser’s discussion of the applicability of the benchmark index and the differences in the Fund’s strategy that attributed to the relative underperformance to the benchmark. The Board concluded that the overall performance of the Fund was satisfactory.

Fees and Expenses. Regarding the costs of the services provided by the Adviser and Sub-Adviser, among other expense data, the Board considered a comparison prepared by Broadridge of the Fund’s advisory fee and operating expenses compared to its Peer Group and Morningstar category. The Board noted that while it found the data provided by the independent third-party generally useful, it recognized its limitations, including potential differences in the investment strategies of the Fund relative to its Peer Group, as well as the level, quality and nature of the services provided by the Adviser and Sub-Adviser with respect to the Fund.

The Board noted that, with respect to the Fund, Regents Park’s advisory fee was higher than the median of its Peer Group, but not the highest among the funds within the Peer Group. The Board also noted that the Fund’s gross expense ratio was below the median and average of its Peer Group. The Board took into account that the Adviser had agreed to reimburse expenses to limit net annual operating expenses to 1.30% of the Fund’s average net assets (exclusive of any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation). The Board also took into account the asset size of the Fund relative to the funds in its Peer Group, the impact of the Fund’s current asset levels on relative expenses and that Anfield was reimbursing a percentage of the Fund’s operating expenses.

With respect to the sub-advisory fees relating to the Fund, the Board considered that the Fund pays an advisory fee to the Adviser and that, in turn, the Adviser pays a portion of its advisory fee to the Sub-Adviser. The Board also took into account the amount of the advisory fee to be retained by Regents Park and the services to be provided with respect to the Fund by the Adviser and the Sub-Adviser. In considering the level of each Fund’s advisory and sub-advisory fee, the Board also took into account the fees charged by the Adviser and the Sub-Adviser to other accounts managed with a similar investment strategy, if any, noting that differences were attributable to the differences in the management of these different kinds of accounts.

With respect to the Fund, the Board also determined that the services provided by the Advisory Agreement and Sub-Advisory Agreement with respect to the Fund were in addition to, rather than duplicative of, the advisory services provided to the underlying funds in which the Fund invests.

Anfield Capital Diversified Alternatives ETF
ADDITIONAL INFORMATION (Unaudited) (Continued)
April 30, 2020

Based on the factors above, the Board concluded that the advisory fee and sub-advisory fee of the Fund was not unreasonable.

Profitability. The Board considered the profitability of Regents Park and Anfield and whether these profits were reasonable in light of the services provided to the Fund. The Board reviewed profitability analyses prepared by Regents Park and Anfield based on the Fund’s asset levels and considered the total profits of the Adviser and Sub-Adviser, from its relationship with the Fund. The Board concluded that each of Regents Park’s and Anfield’s profitability, if any, from its relationship with the Fund, after taking into account a reasonable allocation of costs, was not excessive.

Economies of Scale. The Board considered whether Regents Park or Anfield would realize economies of scale with respect to the advisory or sub-advisory services provided to the Fund. The Board considered the profitability analyses included in the Board Materials and noted that expenses of managing the Fund as a percentage of assets under management were expected to decrease as the Fund’s assets continue to grow. The Board noted that at current asset levels, economies of scale were not a relevant consideration and it would revisit whether economies of scale exist in the future once the Fund had achieved sufficient size.

Other Benefits. The Board also considered the character and amount of other direct and incidental benefits to be received by each of Regents Park and Anfield from its association with the Fund. The Board noted that none of Regents Park and Anfield believed they would receive any direct, indirect or ancillary material “fall-out” benefits from its relationship with the Fund, although the Board noted that certain reputational benefits may result from their relationships with the Fund. The Board concluded that these benefits are reasonable.

Conclusion. The Board, having requested and received such information from each of Regents Park and Anfield as it believed reasonably necessary to evaluate the terms of the Advisory Agreement and the Sub-Advisory Agreement, and having been advised by independent counsel that the Board had appropriately considered and weighed all relevant factors, determined that approval of Advisory Agreement and Sub-Advisory Agreement with respect to the Fund for an additional one-year term was in the best interests of the Fund and its shareholders. In considering the renewal of the Advisory Agreement and Sub-Advisory Agreement, the Board considered a variety of factors, including those discussed above, and also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry). The Board did not identify any one factor as determinative, and each Independent Trustee may have weighed each factor differently. The Board’s conclusions may be based in part on its consideration of the advisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.

Anfield Capital Diversified Alternatives ETF
EXPENSE EXAMPLES (Unaudited)
April 30, 2020

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs for purchasing and selling shares; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire six-month period from November 1, 2019 to April 30, 2020 (the ’‘period’’).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ’‘Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions on purchases or sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period	During the Period
Actual	11/1/19	4/30/20	11/1/19 - 4/30/20*	11/1/19 - 4/30/20
	$1,000.00	$774.20	$5.55	1.26%

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period	During the Period
(5% return before expenses)	11/1/19	4/30/20	11/1/19 - 4/30/20*	11/1/19 - 4/30/20
	$1,000.00	$1,018.60	$6.32	1.26%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (366).

Anfield Capital Diversified Alternatives ETF
SUPPLEMENTAL INFORMATION (Unaudited)
April 30, 2020

Trustees and Officers. The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. Unless otherwise noted, the address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

Independent Trustees *

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Mark Garbin Year of Birth: 1951	Trustee	Indefinite, Since 2012	Managing Principal, Coherent Capital Management LLC (since 2008)	5	Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); Forethought Variable Insurance Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 -2017); Altegris KKR Commitments Master Fund (since 2014); and Carlyle Tactical Private Credit Fund (since March 2018)
Mark D. Gersten Year of Birth: 1950	Chairman, Trustee	Indefinite, Since 2012	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011)	5	Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017)
Neil M. Kaufman Year of Birth: 1960	Trustee, Audit Committee Chairman	Indefinite, Since 2012	Managing Member, Kaufman & Associates, LLC (legal services)(Since 2016); Partner, Abrams Fensterman, Fensterman, Eisman, Formato, Ferrara & Wolf, LLP (legal services)(2010-2016)	5	Altegris KKR Commitments Master Fund (since 2014)
Anita K. Krug Year of Birth: 1969	Trustee	Indefinite, Since 2012	Dean (since 2019) Chicago Kent Law School; Interim Vice Chancellor for Academic Affairs (2018-2019) University of Washington Bothell; Interim Dean (2017- 2018), Professor (since 2016), Associate Professor (2014-2016); and Assistant Professor (2010-2014), University of Washington School of Law	5	Altegris KKR Commitments Master Fund (since 2014); Centerstone Investors Trust (since 2016)

*	Information is as of April 30, 2020.

**	As of April 30, 2020, the Trust was comprised of 22 active portfolios managed by seven unaffiliated investment advisers and two affiliated investment advisers. The term “Fund Complex” applies only to those funds that are (i) advised by a common investment adviser or by an investment adviser that is an affiliated person of the investment adviser of any of the other funds of the Trust or (ii) hold themselves out to investors as related companies for purposes of investment and investor services. The Fund does not hold itself out as related to any other series within the Trust except for Anfield Universal Fixed Income ETF and Anfield U.S. Equity Sector Rotation ETF, both of which are advised by the Fund’s Adviser and sub-advised by Anfield, Anfield Universal Fixed Income Fund, which is advised by Anfield, and Affinity World Leaders Equity ETF, which is advised by the Fund’s Adviser.

4/30/2020 – Two Roads v2

Anfield Capital Diversified Alternatives ETF
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
April 30, 2020

Officers of the Trust*

Name, Address, Year of Birth	Position(s) Held with Registrant	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
James Colantino 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1969	President Since Feb. 2017 Treasurer (2012 to 2017)	Senior Vice President (2012- present); Vice President (2004 to 2012); Gemini Fund Services, LLC	N/A	N/A
Laura Szalyga 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1978	Treasurer Since Feb. 2017	Vice President, Gemini Fund Services, LLC (since 2015); Assistant Vice President, Gemini Fund Services, LLC (2011-2014)	N/A	N/A
Richard A. Malinowski 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1983	Vice President Since Sep. 2018 Secretary Since 2013	Senior Vice President and Senior Managing Counsel, Gemini Fund Services, LLC, (since February 2020); Senior Vice President Legal Administration, Gemini Fund Services, LLC (April 2017 to February 2020); Vice President and Counsel (April 2016 – 2017) and AVP and Staff Attorney (September 2012 – March 2016).	N/A	N/A
William B. Kimme Year of Birth: 1962	Chief Compliance Officer Since Inception	Senior Compliance Officer, Northern Lights Compliance Services, LLC (September 2011-present)	N/A	N/A

*	Information is as of April 30, 2020.

**	As of April 30, 2020, the Trust was comprised of 22 active portfolios managed by seven unaffiliated investment advisers and two affiliated investment advisers. The term “Fund Complex” applies only to those funds that are (i) advised by a common investment adviser or by an investment adviser that is an affiliated person of the investment adviser of any of the other funds of the Trust or (ii) hold themselves out to investors as related companies for purposes of investment and investor services. The Fund does not hold itself out as related to any other series within the Trust except for Anfield Universal Fixed Income ETF and Anfield U.S. Equity Sector Rotation ETF, both of which are advised by the Fund’s Adviser and sub-advised by Anfield, Anfield Universal Fixed Income Fund, which is advised by Anfield, and Affinity World Leaders Equity ETF, which is advised by the Fund’s Adviser.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-866-4848.

4/30/2020 – Two Roads v2

PRIVACY NOTICE

FACTS	WHAT DOES TWO ROADS SHARED TRUST DO WITH YOUR PERSONAL INFORMATION

Why?	Financial companies choose how they share your personal information.

Federal law gives consumers the right to limit some but not all sharing.
Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	THE TYPES OF PERSONAL INFORMATION WE COLLECT AND SHARE DEPENDS ON THE PRODUCT OR SERVICE THAT YOU HAVE WITH US. THIS INFORMATION CAN INCLUDE:

● Social Security number and income

● Account transactions and transaction history

● Investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reason Two Roads Shared Trust chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Two Roads Shared Trust share?	Can you limit this sharing?
For our everyday business purposes –
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes –	NO	We do not share
to offer our products and services to you
For joint marketing with other financial companies	NO	We do not share

For our affiliates’ everyday business purposes –	NO	We do not share
information about your transactions and experiences

For our affiliates’ everyday business purposes –	NO	We do not share
information about your creditworthiness
For our affiliates to market to you	NO	We do not share

For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-402-895-1600

What we do

How does Two Roads Shared Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.

These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does Two Roads Shared Trust	We collect your personal information, for example, when you
collect my personal information?
● open an account or give us contact information

● provide account information or give us your income information

● make deposits or withdrawals from your account

We also collect your personal information from other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliates financial companies that together market financial products or services to you.

● Two Roads Shared Trust does not jointly market.

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Proxy Voting Policy

Information regarding how the Fund votes proxies relating to portfolio securities for the twelve month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-866-866-4848 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-866-866-4848.

Adviser
Regents Park Funds, LLC
4041 MacArthur Blvd., Suite 155
Newport Beach, CA 92660

Administrator
Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, Nebraska 68022-3474

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing contained herein is to be considered an offer of sale or solicitation of an offer to buy shares of the Fund. Such an offering is made only by a prospectus, which contains information about the Fund’s investment objective, risks, fees and expenses. Investors are reminded to read the prospectus carefully before investing in the Fund.

ITEM 2. CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s board of trustees has determined that Mark Gersten is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Gersten is independent for purposes of this Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

Trust Series	2020	2019
Anfield Capital Diversified Alternatives ETF	$16,500	$16,500

(b)	Audit-Related Fees – None
(c)	Tax Fees

Trust Series	2020	2019
Anfield Capital Diversified Alternatives ETF	$3,250	$3,250

(d)	All Other Fees – None
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended April 30, 2020 and 2019 are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

(h)       Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. INVESTMENTS

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable to open-end investment companies.

ITEM 13. EXHIBITS

(a)(1) Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(a)(4) Not applicable.

(b)	Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Two Roads Shared Trust

By James Colantino	/s/ James Colantino
Principal Executive Officer,
Date: July 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By James Colantino	/s/ James Colantino
Principal Executive Officer,
Date: July 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Laura Szalyga	/s/ Laura Szalyga
Principal Financial Officer
Date: July 6, 2020